UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 23, 2013 in Irving, Texas (the “2013 Annual Meeting”). At the 2013 Annual Meeting, four proposals were submitted for a vote of stockholders, as described in the Proxy Statement. The following is a brief description of each proposal and the results of the stockholders’ votes.

Election of directors. Prior to the meeting, the Board designated three nominees as Class I Directors, Timothy L. Dove, Charles E. Ramsey, Jr. and Frank A. Risch, with their terms to expire at the annual meeting in 2014 and until their successors are elected and qualified. Messrs. Ramsey and Risch were, at the time of such nomination and at the time of the meeting, directors of the Company. Mr. Dove was, at the time of such nomination and at the time of the meeting, the Company’s President and Chief Operating Officer. Each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

	For	Against	Abstain	Broker Non-Votes
Timothy L. Dove	113,670,737	742,434	70,502	8,348,671
Charles E. Ramsey, Jr.	113,200,119	1,210,395	73,159	8,348,671
Frank A. Risch	113,813,218	598,123	72,332	8,348,671

In addition, the term of office for the following directors continued after the annual meeting: Thomas D. Arthur, Edison C. Buchanan, Andrew F. Cates, R. Hartwell Gardner, Scott D. Sheffield, J. Kenneth Thompson and Jim A. Watson.

Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2013 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	122,387,070
Against	373,495
Abstain	71,769
Broker non-votes	0

Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	111,478,605
Against	1,389,063
Abstain	1,285,792
Broker non-votes	8,348,884

Stockholder proposal. A non-binding stockholder proposal relating to hydraulic fracturing disclosure was presented for a vote at the meeting. The proposal was not approved, with the results of the stockholder voting being as follows:

For	38,715,582
Against	54,045,769
Abstain	21,392,109
Broker non-votes	8,348,884

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: May 28, 2013

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